UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Broadband HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                      001-15807               13-5674085
(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
         incorporation)                                      Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

As a result of the merger of Freescale Semiconductor CL B (NYSE ticker "FSL.B"), an underlying constituent of the Broadband HOLDRS Trust, and Firestone Holdings LLC, effective December 7, 2006, Freescale Semiconductor CL B is no longer an underlying constituent of the Broadband HOLDRS Trust. For the 1.98747 shares of Freescale Semiconductor CL B per 100 shares round lot of Broadband HOLDRS, The Bank of New York received $79.4988 and distributed cash at a rate of $0.794988 per depository share of Broadband HOLDRS.

Effective October 23, 2006, Ciena Corporation, an underlying constituent of the Broadband HOLDRS Trust, changed its NASDAQ ticker symbol to "CIEN" (from "CIEND").

Effective October 18, 2006, the quantity of shares of JDS Uniphase Corp. represented by each 100 share round lot of Broadband HOLDRS decreased to 1.475 (from 11.8) due to a 1 for 8 reverse stock split. Effective November 14, 2006, JDS Uniphase Corp. changed its NASDAQ ticker symbol to "JDSU" (from "JDSUD").

As a result of the merger of Lucent Technologies Inc. (NYSE ticker "LU"), an underlying constituent of the Broadband HOLDRS Trust, and Alcatel S.A. (NYSE ticker "ALA"), Alcatel S.A changed its name to Alcatel-Lucent (NYSE ticker "ALU") and replaced Lucent Technologies Inc. as an underlying security of the Broadband HOLDRS Trust. Effective December 1, 2006, creations of Broadband HOLDRS require 5.6608 shares of Alcatel-Lucent per 100 round lot of Broadband HOLDRS.

Effective December 1, 2006, the quantity of shares of Nortel Networks Corp. New (NYSE ticker "NT"), an underlying constituent of the Broadband HOLDRS Trust, represented by each 100 share round lot of Broadband HOLDRS decreased to 2.8 (from 28) due to a 1 for 10 reverse stock split of Nortel Networks Corp. New.


Item 9.01. Financial Statements and Exhibits


           (c)   Exhibits

                 99.1 Broadband HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director


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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Broadband HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.